UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2022 (June 3, 2022)

ENVELA CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 GATEWAY DR., STE 100

Irving, Texas 75038

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (972) 587-4049

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value	ELA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 3, 2022, the Company held its 2022 annual meeting (the “Annual Meeting”) of stockholders (the “Stockholders”) virtually. The matters submitted to the Stockholders for a vote at the Annual Meeting were set forth in the Company’s Definitive Proxy Statement on Schedule DEF 14A, which was filed with the Securities and Exchange Commission on April 21, 2022 (the “Proxy Statement”) and distributed to the Stockholders. Stockholders representing 23,257,016 or 86.38% of the shares of the Common Stock outstanding and entitled to vote as of the record date, April 20, 2022, were represented virtually at the meeting either in person or by proxy.

The matters proposed to the Stockholders for a vote were: (i) the election of each of John R. Loftus, Jim R. Ruth, Alexandra C. Griffin, Allison M. DeStefano and Richard D. Schepp as members of the Company’s Board of Directors; (ii) the ratification of the Company’s appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; (iii) advisory vote to approve the compensation of our named executive officers; (iv) advisory vote to determine the frequency of future advisory votes on executive compensation: and (v) to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of proposals one through four.

The final voting results of the Annual Meeting are set forth below.

Proposal One

The nominees named in the Proxy Statement (the “Proxy Statement Nominees”) were elected to the Board of Directors to serve until the next annual meeting of Stockholders and until their respective successors are duly-elected and qualified (or until their death, resignation or removal, if earlier). The Proxy Statement Nominees were the only nominees to receive votes for their election at the meeting, and the Proxy Statement Nominees constitute the five nominees receiving the highest number of votes in favor of their election as directors. The results of the vote with respect to their respective elections were as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
John R. Loftus	21,628,487	50,510	1,578,019
Jim R. Ruth	21,258,364	420,633	1,578,019
Alexandra C. Griffin	21,278,524	400,473	1,578,019
Allison M. DeStefano	21,613,570	65,427	1,578,019
Richard D. Schepp	21,631,218	47,779	1,578,019

Proposal Two

The proposal to ratify the Company’s appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,148,444	3,748	104,824	0

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Proposal Three

The proposed advisory vote to approve the compensation of our named executive officers was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,587,884	83,986	7,127	1,578,019

Proposal Four

The proposed advisory vote to determine the frequency of future advisory votes on executive compensation was approved by the following vote:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
1,063,136	11,410	20,586,175	18,276	1,578,019

Proposal Five

The proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of proposals one through four was approved by the following vote. It was not necessary to adjourn the Annual Meeting as proposals one through four were approved at the Annual Meeting.

Votes For	Votes Against	Abstentions
22,412,856	798,900	45,260

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ BRET A. PEDERSEN
Bret A. Pedersen
Chief Financial Officer
(Principal Accounting Officer)

Date: June 6, 2022

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